UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2020 (May 18, 2020)

Clovis Oncology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35347	90-0475355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5500 Flatiron Parkway, Suite 100 Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 625-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock par Value $0.001 per Share	CLVS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On May 18, 2020, Clovis Oncology, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and BofA Securities, Inc., as underwriters (the “Underwriters”), relating to the issuance and sale of 11,090,000 shares of common stock, par value $0.001 per share, of the Company (the “Shares”). Under the terms of the Underwriting Agreement, the Company granted the Underwriters an option, exercisable for 30 days, to purchase up to an additional 1,663,500 Shares.

The offering price of the Shares to the public was $8.05 per Share, and the Underwriters agreed to purchase the Shares from the Company pursuant to the Underwriting Agreement at a price of $7.567 per Share.

The offering of the Shares closed on May 21, 2020. The net proceeds to the Company from the offering was approximately $83.4 million, after deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The net proceeds from the offering will be used for general corporate purposes, including repayment, repurchase or refinance of the Company’s debt obligations, sales and marketing expenses associated with Rubraca, funding of the Company’s development programs, payment of milestones pursuant to the Company’s license agreements, general and administrative expenses, acquisition or licensing of additional product candidates or businesses and working capital.

The offering was made pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-235536), initially filed with the Securities and Exchange Commission on December 16, 2019, as amended by that certain Pre-Effective Amendment No. 1 thereto filed with the Securities and Exchange Commission on December 23, 2019, and a registration statement on Form S-3 related thereto filed by the Company with the Securities and Exchange Commission pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended, on May 18, 2020, and the related base prospectus thereunder, as supplemented by the final prospectus supplement, dated May 18, 2020.

The Underwriting Agreement contains customary representations, warranties, covenants, and agreements by the Company, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, (the “Securities Act”) other obligations of the parties and termination provisions. The representations, warranties, and covenants contained in the Underwriting Agreement was made only for purposes of such agreement and as of specific dates, was solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The Underwriting Agreement is filed as Exhibit 1.1 to this report, and the description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

A copy of the opinion of Willkie Farr & Gallagher LLP relating to the legality of the issuance and sale of the Shares is attached as Exhibit 5.1 hereto.

Item 7.01	Regulation FD Disclosure.

Based on the Company’s currently anticipated revenues, spending, available financing sources and existing cash, cash equivalents and available-for-sale securities, the Company believes that following the completion of the offering of the Shares described under Item 1.01 of this Current Report (even assuming no exercise by the underwriters of their option to purchase additional shares of common stock) the Company will have sufficient cash, cash equivalents and available-for-sale securities to fund its operating plan into early 2022. While there was no material impact on the Company’s revenues for the quarter ended March 31, 2020, the effects of COVID-19 on its future sales are difficult to assess or predict. A number of other factors could also cause actual results to differ from those anticipated or predicted, including, among others, the rate and degree of market acceptance of Rubraca, the success of competing drugs that are or become available and coverage and reimbursement, or other factors affecting revenues such as gross-to-net or free drug, for Rubraca. For a discussion of these factors and other factors, please see “Risk Factors” in the Company’s filings with the Securities and Exchange Commission, including in its Annual Report on Form 10-K and its Current Reports on Form 10-Q and Form 8-K. Forward-looking statements in this Current Report speak on as of the date of this report and the Company undertakes no obligation to update such forward-looking statements.

The information in this Item 7.01 of Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On May 18, 2020, the Company issued a press release announcing the commencement of the offering. On May 18, 2020, the Company issued a press release announcing the pricing of the offering. The press releases are attached as Exhibits 99.1 and 99.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated May 18, 2020

5.1	Opinion of Willkie Farr & Gallagher LLP

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1)

99.1	Press Release, dated May 18, 2020

99.2	Press Release, dated May 18, 2020

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOVIS ONCOLOGY, INC.

May 21, 2020	By:	/s/ Paul Gross
	Name: Title:	Paul Gross Executive Vice President and General Counsel